Exhibit 10.13




                                            GUARANTY AGREEMENT
                                         dated September 8, 1997
                      Between the Registrant and The First National Bank of Chicago


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                                              HURCO GUARANTY


         THIS HURCO GUARANTY, dated as of September __, 1997, executed by HURCO COMPANIES, INC. (the "Guarantor"), in favor of THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC").

         WHEREAS, the Company is the indirect parent of Hurco Europe Limited and Hurco GmbH Werkzeugmaschinen CIM - Bausteine Vertrieb und Service (collectively, the "European Subsidiaries"); and

         WHEREAS, the European Subsidiaries are party with FNBC to a Letter Agreement as of even date herewith (the "European Facility"), pursuant to which FNBC may lend to the European Subsidiaries amounts not to exceed in the aggregate at any time outstanding the Dollar Equivalent (as defined therein) of $5,000,000; and

         WHEREAS,  it is a  condition  to  the  effectiveness  of  the  European
Facility and to other loan transactions between the Company and affiliates of FNBC that the Company guarantee payment and performance of all obligations of the European Subsidiaries under the European Facility (collectively, the "Obligations") pursuant to this Guaranty Agreement.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, and as further consideration to FNBC to enter into the transactions contemplated by the European Facility (together with this Guaranty and all other documents, agreements, instruments and certificates executed in connection therewith, the "Operative Documents"), the Guarantor agrees with FNBC as follows:

         1. Guaranty of Obligations. (a) The Guarantor hereby absolutely and unconditionally, as primary obligor and not merely as surety, (i) guarantees to FNBC the prompt payment of the principal of and any and all accrued and unpaid interest on the Obligations when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of this Guaranty and the other Operative Documents, including amounts due under any extensions thereof or substitutions therefor, and all other amounts which may be payable by the Company or the Guarantor to FNBC in connection with or pursuant to the Operative Documents, including without limitation default interest, indemnification payments, and all costs and expenses incurred by FNBC in connection with enforcing any obligations of the European Subsidiaries or either of them or the Guarantor hereunder or thereunder, including without limitation the reasonable fees and disbursements of counsel for FNBC, and (ii) guarantees the prompt performance and observance of each term, covenant or agreement contained herein or therein to be performed or observed on the part of the European Subsidiaries or either of them or the Guarantor.

                  (b) If for any reason any duty, agreement or obligation of the European Subsidiaries or either of them shall not be performed or observed as provided for in the Operative Documents, or if any amount payable under or in connection with the Obligations shall not be paid in full when the same becomes due and payable, the Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to FNBC, regardless of any defense or setoff or counterclaim which the European Subsidiaries or either of them may have or assert, and regardless of any other condition or contingency.

         2. Nature of Guaranty. This Guaranty is an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of FNBC and is not contingent upon FNBC pursuing any such rights and remedies, such pursuit being hereby waived by the Guarantor. This Guaranty covers all present and future Obligations, whether direct or indirect and absolute or contingent, of whatever nature and however arising or evidenced.

         3. Waivers and Other Agreements.  The Guarantor hereby  unconditionally
(a) waives any requirement that FNBC, in the event of any default by the European Subsidiaries or either of them, first make demand upon, or seek to enforce remedies against, the European Subsidiaries or either of them before demanding payment under or seeking to enforce this Guaranty, (b) covenants that this Guaranty will not be discharged except by complete payment and performance of all Obligations of the European Subsidiaries or either of them to FNBC, (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, without limitation, any invalidity, irregularity or unenforceability in whole or in part of this Agreement or any other Operative Document, or any limitation on the liability of the European Subsidiaries or either of them thereunder, or any limitation on the method or terms of payment which may now or hereafter be caused or imposed in any manner whatsoever, (d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by the European Subsidiaries or either of them under or in connection with the Obligations, and further waives any requirement of notice of acceptance of, or other formality relating to, this Guaranty, and (e) agrees that the amounts guaranteed hereunder shall include any amounts paid by the European Subsidiaries or either of them or the Guarantor to FNBC which may be required to be returned to the payor or to its representative or to a trustee, custodian or receiver for the European Subsidiaries or either of them or the Guarantor.

         4. Obligations Absolute. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released, affected or impaired by any of the following, whether or not undertaken with notice to or consent of the Guarantor: (a) any assignment or transfer, in whole or in part, of the Obligations, or (b) any waiver by FNBC, or by any other person, of the performance or observance by the European Subsidiaries or either of them of any of the agreements, covenants, terms or conditions contained in the Operative Documents, or (c) any indulgence in or the extension of the time for payment by the European Subsidiaries or either of them of any amounts payable under or in connection with this Agreement or any other Operative Document, or of the time for performance by the European Subsidiaries or either of them of any other obligations under or arising out of the Operative Documents or any related document, or the extension or renewal thereof, or (d) the modification, amendment or waiver from time to time of this Guaranty or any other Operative Document, any such modification, amendment, or waiver being expressly authorized without further notice to or consent of the European Subsidiaries or either of them or the Guarantor, or (e) the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of the European Subsidiaries or either of them or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the European Subsidiaries or either of them or any of its assets, or (f) the release of any security for the Obligations, or the impairment of or failure to perfect an interest in any such security, or (g) the merger or consolidation of the European Subsidiaries or either of them or the Guarantor with any other person, or (h) the release or discharge of the European Subsidiaries or either of them or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Operative Documents by operation of law, or (j) any other cause whether similar or dissimilar to the foregoing (other than full payment and performance of the Obligations) which would release, affect or impair the obligations, covenants, agreements or duties of the European Subsidiaries or either of them or the Guarantor hereunder or thereunder.

         5. Remedies of FNBC. In the event that any of the Obligations is not promptly paid by the European Subsidiaries or either of them when it becomes due, upon demand or otherwise, the holder thereof may require the Guarantor to pay all or any portion of the outstanding principal balance thereof, with interest thereon to date of payment, without regard to any security for or other guaranty of such indebtedness; provided, however, that nothing herein contained shall prevent FNBC from instituting legal proceedings with respect to any of the Obligations with or without making the European Subsidiaries or either of them or the Guarantor a party to the suit or from exercising any other rights available to it, and only the net proceeds therefrom, after deducting all charges and expenses, shall be applied to reduce the amount due on the Obligations.

         6. Subrogation Agreement. If the Guarantor makes a payment in respect of the Obligations, it shall be subrogated to the rights of the payee against the European Subsidiaries with respect to such payment; provided, that the Guarantor hereby waives its rights to any payment by way of subrogation until all the Obligations shall have been paid or performed in full.

         7. Representations and Warranties. As of the date hereof and as of the date of each loan or other advance made by FNBC to the European Subsidiaries or either of them, the Guarantor represents and warrants that:

                  (a) Corporate Existence and Power. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of State of Indiana and is duly qualified to do business in each additional jurisdiction where such qualification is necessary under applicable law and where failure to be so duly qualified would have a material, adverse effect on the financial condition of the Guarantor. The Guarantor has all requisite corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver this Guaranty and to engage in the transactions contemplated by this Guaranty.

                  (b) Corporate Authority. The execution, delivery and performance by the Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Guarantor's charter or by-laws, or of any contract or undertaking to which the Guarantor is a party or by which it or its property may be bound or affected.

                  (c) Binding Effect. This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

         8. Covenants. The Guarantor agrees that, until all Obligations have been satisfied, unless FNBC shall otherwise consent in writing, it shall preserve and maintain its corporate existence, rights, privileges, licenses, franchises and permits and qualify and remain qualified as a validly existing corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law and where failure to be so qualified would have a material adverse effect on the financial condition of the Guarantor.

         9. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default (as defined in any of the Operative Documents), FNBC may, in addition to the remedies provided in the Operative Documents, enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Guaranty or in aid of the exercise of any power granted in this Guaranty and may enforce payment under this Guaranty and any of its other rights available at law or in equity.

                  (b) Upon the occurrence and during the continuance of any Event of Default (as defined in any of the Operative Documents), FNBC is hereby authorized at any time and from time to time, without notice to the Guarantor (any requirement for such notice being expressly waived by the Guarantor), to set off and apply against any and all of the obligations of the Guarantor then or thereafter existing under this Guaranty all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by FNBC to or for the credit or the account of the Guarantor and any property of the Guarantor from time to time in FNBC's possession, irrespective of whether or not FNBC shall have made any demand hereunder and although such obligations may be contingent and unmatured. The rights of FNBC under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which FNBC may have.

                  (c) To the extent that it lawfully may, the Guarantor agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Guaranty or any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the evaluation or appraisal of any security for its obligations hereunder or the obligations under the Operative Documents prior to any sale or sales thereof which may be made under of by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

         10. Severability; Enforceability. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, or prejudiced thereby. If any portion of the obligations of the Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the Guarantor's obligations under this Guaranty shall not in any way be affected, impaired, or prejudiced thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If all or any portion of the Guarantor's obligations under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then, notwithstanding any other provisions of the Guaranty to the contrary, the Guarantor's obligation or portion thereof under this Guaranty shall be limited to the greatest of (i) the value of any quantifiable economic benefits accruing to the Guarantor as a result of this Guaranty, (ii) an amount equal to 95% of the excess on the date the relevant liabilities were incurred of the present fair saleable value of the Guarantor's assets over the amount of all the Guarantor's liabilities, contingent or otherwise, and (iii) the maximum amount for which this Guaranty is determined to be enforceable.

         11. Amendments, Etc. This Guaranty may be amended from time to time and any provision hereof may be waived by the parties hereto. No such amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by FNBC, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or sent to the Guarantor at One Technology Way, Indianapolis, IN 46268, ATTN: Chief Financial Officer, Facsimile No. (317) 328-2811, and to FNBC at 90 Long Acre, Covent Garden, London WC2E 9RB, ENGLAND, or to such other address as may be designated by the Guarantor or FNBC by notice to the other party hereto. All notices and other communications shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by certified or registered mail, postage prepaid, to such address, on the third day after the date of mailing, provided, however, that notices to FNBC shall not be effective until received.

         13. Conduct No Waiver; Remedies Cumulative. The obligations of the Guarantor under this Guaranty are continuing obligations and a fresh cause of action shall arise in respect of each event of default hereunder. No course of dealing on the part of FNBC, nor any delay or failure on the part of FNBC in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice FNBC's rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to FNBC under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to FNBC may be exercised from time to time and as often as may be deemed expedient by FNBC.

         14. Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of the Guarantor made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by FNBC, notwithstanding any investigation heretofore or hereafter made by FNBC or on FNBC's behalf.

         15. Successors and Assigns. The rights and remedies of FNBC hereunder shall inure to the benefit of, and the duties and obligations of the Guarantor hereunder shall be binding upon their respective successors and assigns, provided that the Guarantor may not assign its duties and obligations hereunder without FNBC's consent.

         16. Governing Law. This Guaranty is a contract made under, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts to be made and to be performed entirely with such State.

         17. Definitions; Headings. Terms used but not defined herein and which are defined in the Operative Documents shall have the respective meanings ascribed thereto in the Operative Documents. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of its terms or provisions hereof.

         18. Construction of Certain Provisions. All computations required hereunder and all financial terms used herein shall be made or construed in accordance with generally accepted accounting principles unless such principles are inconsistent with the express requirements of this Guaranty. If any provision of this Guaranty refers to any action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision.

         19. Waiver of Jury Trial. FNBC and the Guarantor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement or any of the transactions contemplated by this Guaranty or any course of conduct, dealing, statements (whether oral or written) or actions of either of them. Neither FNBC nor the Guarantor shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either FNBC or the Guarantor except by a written instrument executed by both of them.



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         IN WITNESS  WHEREOF,  the Guarantor has caused this Guaranty to be duly executed and delivered as of the day and year first above written.


                                                     HURCO COMPANIES, INC.


                                                     By:      /s/ Roger J. Wolf
                               Its:_______________